UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 15, 2005

PC Connection, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23827	02-0513618
(Commission File Number)	(IRS Employer Identification No.)

Rt. 101A, 730 Milford Road, Merrimack, NH	03054
(Address of Principal Executive Offices)	(Zip Code)

(603) 683-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On March 15, 2005, the Company’s Chief Executive Officer approved the payment of discretionary bonuses for the year ended December 31, 2004 to the following executive officers:

Brad Mousseau, Vice President of Human Resources	$30,000
Jack Ferguson, Interim Chief Financial Officer (since October 2004)	9,800

These bonus payments were based on the Company’s performance and an evaluation by the Chief Executive Officer of the above officers’ performance during 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2005

REGISTRANT

PC CONNECTION, INC.

By: /s/ Jack Ferguson

        Jack Ferguson

        Treasurer and Interim Chief Financial Officer

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